UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

THE WENDY’S COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dave Thomas Blvd., Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected each of the thirteen director nominees; (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013; and (iii) approved an advisory resolution on executive compensation. The Company’s stockholders did not approve a stockholder proposal regarding accelerated vesting of equity awards. A description of each proposal voted on at the meeting, and the voting results for each such proposal, are set forth below.

The proposal to elect each of the thirteen nominees to serve as a director of the Company until the Company’s next annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal, was approved, with each nominee receiving the affirmative vote of a majority of the votes cast with respect to such nominee’s election. Voting results with respect to each nominee are set forth in the following table. There were 60,625,766 broker non-votes as to this proposal.

Nominee	Votes For	Votes Withheld
Nelson Peltz	298,162,724	5,741,831
Peter W. May	299,009,185	4,895,370
Emil J. Brolick	300,352,353	3,552,202
Clive Chajet	298,927,795	4,976,760
Edward P. Garden	216,940,338	86,964,217
Janet Hill	299,182,857	4,721,698
Joseph A. Levato	298,939,123	4,965,432
J. Randolph Lewis	300,883,197	3,021,358
Peter H. Rothschild	299,708,650	4,195,905
David E. Schwab II	298,450,915	5,453,640
Roland C. Smith	299,279,178	4,625,377
Raymond S. Troubh	299,048,914	4,855,641
Jack G. Wasserman	300,171,957	3,732,598

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013 was approved by the affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. With respect to this proposal, there were 362,155,836 votes for, 1,856,205 votes against, 518,280 abstentions and no broker non-votes.

The proposal to approve an advisory resolution on executive compensation was approved by the affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. With respect to this proposal, there were 269,834,786 votes for, 32,894,455 votes against, 1,175,314 abstentions and 60,625,766 broker non-votes.

The stockholder proposal regarding accelerated vesting of equity awards was not approved, as it failed to receive the affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting. With respect to this proposal, there were 65,687,385 votes for, 237,037,096 votes against, 1,180,074 abstentions and 60,625,766 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: May 24, 2013	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary

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